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	                SECURITIES AND EXCHANGE COMMISSION

                        	Washington D.C.  20549


	                              FORM 8-K

	          CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

	                 THE SECURITIES EXCHANGE ACT OF 1934


	          Date of report (date of earliest event reported):
	                           February 16, 1999




	                               PACIFICORP

	        (Exact name of registrant as specified in its charter)

    State of Oregon	               1-5152	                93-0246090
(State of Incorporation)	      (Commission	             (I.R.S. Employer
	                                File No.)	            Identification No.)



825 N.E. Multnomah, Suite 2000, Portland, Oregon	              97232-4116
(Address of principal executive offices)	                          (Zip Code)

	          Registrant's telephone number, including area code:
	                             (503) 813-7200



	           700 N.E. Multnomah, Suite 1600, Portland, Oregon
	    (Former Name or Former Address, if changed since last report)
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Item 5.	OTHER EVENTS

		Information contained in the news release of PacifiCorp issued on February 16, 1999 concerning an agreement to sell TPC Corporation.

Item 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

		(c)	Exhibit.

			99.	PacifiCorp news release issued February 16, 1999.



	                           SIGNATURE


		Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

							PACIFICORP
							(Registrant)



							By: /s/ROBERT R. DALLEY
							    ____________________________
							       Robert R. Dalley
							       Controller
							       (Chief Accounting Officer)


Date:  February 17, 1999
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	                          INDEX TO EXHIBITS
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EXHIBIT	                       DESCRIPTION	                        PAGE
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

   99		PacifiCorp news release issued February 16, 1999.
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